UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 25, 2023

COMPASS DIVERSIFIED HOLDINGS
(Exact name of registrant as specified in its charter)

Delaware	001-34927	57-6218917
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

COMPASS GROUP DIVERSIFIED HOLDINGS LLC
(Exact name of registrant as specified in its charter)

Delaware	001-34926	20-3812051
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
301 Riverside Avenue, Second Floor, Westport, CT 06880
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (203) 221-1703

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares representing beneficial interests in Compass Diversified Holdings	CODI	New York Stock Exchange
Series A Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR A	New York Stock Exchange
Series B Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR B	New York Stock Exchange
Series C Preferred Shares representing beneficial interests in Compass Diversified Holdings	CODI PR C	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5     Corporate Governance and Management
Item 5.07    Submission of Matters to a Vote of Security Holders

On May 25, 2023, Compass Diversified Holdings (the “Trust”) and Compass Group Diversified Holdings LLC (the “Company”) (NYSE: CODI) (collectively “CODI”) held their 2023 Annual Meeting of Shareholders (the “Annual Meeting”), via virtual webcast. A total of 72,202,729 shares of the Company’s common stock were entitled to vote as of March 28, 2023, the record date for the Annual Meeting. There were 61,668,261 shares present in person or by proxy, constituting a quorum, at the Annual Meeting, at which the shareholders were asked to vote on three (3) proposals. Set forth below are the matters acted upon by the shareholders and the final voting results of each such proposal.

Proposal 1. Election of Directors
With respect to the election of the following nominees as directors of the Company to hold office for a one-year term, ending at the 2024 Annual Meeting, the shareholders voted as set forth in the table below:

Director Nominees	For	Withheld	Broker Non-Vote

Alexander S. Bhathal	46,561,718	825,124	14,281,419
James J. Bottiglieri	46,497,118	889,724	14,281,419
Gordon M. Burns	44,231,879	3,154,963	14,281,419
C. Sean Day	46,747,873	638,969	14,281,419
Harold S. Edwards	44,472,668	2,914,174	14,281,419
Larry L. Enterline	46,974,589	412,253	14,281,419
Nancy B. Mahon	46,782,419	604,423	14,281,419
Teri R. Shaffer	46,805,859	580,983	14,281,419
Based on the votes set forth above, Mr. Bhathal, Mr. Bottiglieri, Mr. Burns, Mr. Day, Mr. Edwards, Mr. Enterline, Ms. Mahon and Ms. Shaffer were duly elected to serve as directors of the Company for a one-year term, ending at the 2024 Annual Meeting.

Proposal 2. Advisory Vote Regarding Executive Compensation (“Say-on-Pay”)
With respect to the non-binding, advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement, the shareholders voted as set forth in the table below:

For	Against	Abstain	Broker Non-Vote
38,402,730	8,440,582	543,530	14,281,419
Based on the votes set forth above, the shareholders approved the Say-on-Pay proposal.

Proposal 3. Frequency of Advisory Vote Regarding Executive Compensation (“Say-on-Frequency”)
With respect to the non-binding, advisory vote to approve the resolution on how frequently the Company should seek the Say-on-Pay vote approving the compensation of the Company's named executive officers as disclosed in the Company’s Proxy Statement, the shareholders voted as set forth in the table below:

1 year	2 years	3 years	Abstain	Broker Non-Vote
46,689,023	178,535	328,115	191,169	14,281,419
Based on the votes set forth above, the shareholders advised that they were in favor of conducting the Say on Frequency every 1 year.

Proposal 4. Ratification of Selection of Independent Auditor
The ratification of the appointment of Grant Thornton LLP as independent auditor for the Company and the Trust for the fiscal year ending December 31, 2023 received the following votes:

For	Against	Abstain	Broker Non-Vote
61,324,947	232,790	110,524	—
Based on the votes set forth above, the ratification of the appointment of Grant Thornton LLP as the independent auditor for the Company and the Trust to serve for the 2023 fiscal year was duly ratified by the shareholders.

Section 9     Financial Statements and Exhibits
Item 9.01    Financial Statements and Exhibits
(d)    Exhibit.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	COMPASS DIVERSIFIED HOLDINGS

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Regular Trustee
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 26, 2023	COMPASS GROUP DIVERSIFIED HOLDINGS LLC

	By:	/s/ Ryan J. Faulkingham

Ryan J. Faulkingham
Chief Financial Officer